Delaware
Investments(SM)
---------------------------------------
A member of Lincoln Financial Group(R)




(Blend Artwork)


BLEND

Semiannual Report
2002

DELAWARE

Devon Fund


[LOGO] POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $85 billion in assets as of March 31, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(c) Delaware Distributors, L.P.

Table
  of Contents

Letter to Shareholders                         1

Portfolio Management Review                    3

At Delaware                                    5

Performance Summary                            6

Financial Statements:

  Statement of Net Assets                      7

  Statement of Operations                      9

  Statements of Changes in Net Assets         10

  Financial Highlights                        11

  Notes to Financial Statements               15

Letter                                                       Delaware Devon Fund
  to Shareholders                                            May 14, 2002


Recap of Events
During the six months ended April 30, 2002, the economy showed signs of perking up after a brief and mild recession that appeared to end in November 2001. Ironically, that was the month in which the National Bureau of Economic Research officially declared that a recession had begun in March 2001.

In the first quarter of 2002, the U.S. economy grew an estimated 5.6% annualized rate as measured by gross domestic product (GDP). However, unemployment rates continued to rise and corporations struggled to resume steady and strong sales and earnings growth.

The Federal Reserve's aggressive actions throughout 2001, including 11 reductions to the fed funds interest rate, seem to be making their mark. It often takes nine months or longer for interest rate reductions to work their way through the economy. Therefore, it could still be a few months before the full impact of the 2001 rate cuts is felt. Meanwhile, investors are taking a wait-and-see attitude about corporate profits, and have become skeptical about corporate accounting practices in the aftermath of the Enron meltdown and questionable revelations elsewhere.

Delaware Devon Fund returned +2.15% for the six-month period ended April 30, 2002 (Class A shares at net asset value with distributions reinvested). The Fund slightly trailed the +2.31% return of the S&P 500 Index, yet outperformed the +1.79% return of its peer group, the Lipper Large-Cap Core Funds Average for the period.

These somewhat tame six-month return figures mask the market's tremendous volatility, as investors vacillated between eager anticipation of economic revival and a lack of trust about corporate accounting activities.

Market Outlook
The stage is set for a market recovery, with the economy registering positive signs. But until corporations begin reporting or forecasting profit growth, and until investors see compelling reasons to begin buying stocks, we can expect more volatility, with limited potential for gains. Investors remain understandably skeptical in the wake of the Enron collapse and other corporate accounting and reporting uncertainties. Ultimately, we expect that steady economic growth, low inflation, low interest rates and high levels of productivity all point to improved profitability in the coming months.

In the fixed-income arena, yields on Treasury products are expected to remain low, but there continues to be strong yield potential among corporate bonds and mortgage-backed securities, particularly as the economic recovery appears slow enough not to precipitate any fed funds rate increases for a number of months.


Total Return
For the period ended April 30, 2002                           Six Months
-----------------------------------                           ----------

Delaware Devon Fund -- Class A Shares                           +2.15%
Lipper Large-Cap Core Funds Average (891 funds)                 +1.79%
Standard & Poor's 500 Index                                     +2.31%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all classes can be found on page 6. The Lipper Large-Cap Core Funds Average represents the average return of large-cap mutual funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The Standard & Poor's Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Overall, we see a good number of opportunities in both the equity and fixed income markets plus continued benefit from the broad diversification that the Fund offers. Thank you for your continued confidence in and commitment to Delaware Investments.

Sincerely,


/s/ Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                                    Delaware Devon Fund
  Management Review                                          May 14, 2002


Fund Manager
Francis X. Morris
Senior Portfolio Manager

The Funds Results
Delaware Devon Fund posted a +2.15% total return (Class A shares at net asset value with distributions reinvested) for the six-month period ended April 30, 2002. During the period, the S&P 500 Index gained +2.31%. The Funds peer group, as represented by the 891 funds found in the Lipper Large-Cap Core Funds Average, was up +1.79% for the same period.

"WE BELIEVE THE PROMISING NEWS ON THE ECONOMIC FRONT MUST EVENTUALLY TRICKLE DOWN TO CORPORATE BOTTOM "LINES."

These numbers reflect the environment for large, U.S. company stocks during the period. In the fall, the U.S. stock market rallied off post-September 11 lows just as the recession was likely hitting its bottom. Stock prices for both large and small companies moved steadily higher into the beginning of 2002. Then, for the remainder of this reporting period, large-cap domestic equities similar to those held by your Fund largely traded sideways to slightly lower.

Another characteristic of the period was that investors continued to refocus their attention on earnings. Although many firms met or beat their targets in the first reporting period of 2002, profits still proved inadequate to justify underlying stock market valuations in the eyes of many investors.

International events likewise helped undermine price gains made late last year and cast doubt about when improving fundamentals might drive stock prices higher once again. Turmoil in the Middle East shook the markets, frightening investors with the specter of disrupted petroleum shipments. Increased oil prices and worries over higher interest rates overtook the good news being touted about the economy.

Diminished faith in corporate accounting practices also played a role in undermining the equity markets, as investors and media alike focused on both Enron's undoing and the cases being levied against certain Wall Street analysts.

Portfolio Highlights
Delaware Devon Fund focuses on large, well-managed companies, with sustainable growth rates and attractive prices relative to earnings. This formula helped us outperform many of the nearly 900 funds with similar objectives, as measured by the Lipper Large-Cap Core Funds Average.

Given economic and market uncertainties, defense-minded investing had its impact on investor behavior during the period. The Fund found modest strength in the performance of energy stocks, with noteworthy contributors including Cooper Cameron and Noble, the latter of which was sold prior to April 30, 2002 to lock in gains.

Other stocks in defensive sectors that performed well for the Fund in the period included beverage company Anheuser Busch, which gained more than +28%, and Philip Morris, which was up +19%.

Although continued weakness in certain telecommunication stocks detracted from performance, the Fund's technology holdings as a group posted positive performance, driven by Intel and Lexmark International.

Among the Fund's financial holdings, banks performed best, with US Bancorp's stock among those that turned in a strong six months. On the flip side, our insurance company holdings suffered as a group, largely due to increased claims during the fourth quarter of 2001 and trouble with pricing in that industry relating to September 11.

Fund performance was also hampered by the capital goods sector. As accounting concerns grew, the issue came to include such companies as Tyco International and General Electric. We relinquished our holding of Tyco International as of this report but still hold General Electric despite its negative impact. We believe General Electric is well run and are hopeful that this stock will eventually rebound from the negative news.

Outlook
Corporate profits, though up from depressed levels registered during the 2001 recession, are still inadequate to justify current stock prices in the minds of many investors. The promise of rising equity markets in late 2001 has thus given way to a general stock market malaise. Despite the uncertain short-term environment, we are still quite optimistic for the future of the economy and the financial markets.

We believe in the wealth of research that points to a rebound in the economy. Real GDP has enjoyed back-to-back quarterly gains. American businesses are enjoying enhanced productivity and consumers are still spending their dollars on goods and services. The Fed has been steadily supportive of the economy. With inflation out of the picture, it has elected to keep interest rates low for the time being.

While the stock market has been essentially stagnant to date in 2002, we ask our investors to be patient. We believe the promising news on the economic front must eventually trickle down to corporate bottom lines.

As we wait, investors might be justly rewarded in meeting with their financial advisors for the purpose of portfolio re-balancing. By doing so, investors can further assess their future needs and determine a mix of assets that's currently appropriate in seeking those goals.


Delaware Devon Fund
Top 10 Holdings
As of April 30, 2002


                                                                           Percentage of
Company                               Industry                           Total Net Assets
------------------------------------------------------------------------------------------
General Electric                      Electronics &
                                      Electrical Equipment                   3.64%
------------------------------------------------------------------------------------------
Pfizer                                Healthcare &
                                      Pharmaceuticals                        3.17%
------------------------------------------------------------------------------------------
Exxon Mobil                           Energy                                 2.81%
------------------------------------------------------------------------------------------
Microsoft                             Computers &
                                      Technology                             2.72%
------------------------------------------------------------------------------------------
Dominion Resources -- Virginia        Utilities                              2.18%
------------------------------------------------------------------------------------------
JP Morgan Chase                       Banking & Finance                      2.10%
------------------------------------------------------------------------------------------
International Business Machines       Computers &
                                      Technology                             2.08%
------------------------------------------------------------------------------------------
Bank of New York                      Banking & Finance                      2.05%
------------------------------------------------------------------------------------------
Wyeth                                 Healthcare &
                                      Pharmaceuticals                        1.97%
------------------------------------------------------------------------------------------
American International Group          Insurance                              1.96%
------------------------------------------------------------------------------------------

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.
o  Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

FIVE SPECIALIZED CENTERS OF EXPERTISE
While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE
Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their disciplines most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery                                          [Graphic omitted]
                                                             e:delivery logo


WANT TO REDUCE PAPER CLUTTER?
You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
  Devon Fund

Fund Basics
As of April 30, 2002

--------------------------------------------------------------------------------
Fund Objective:
Seeks total return.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$144.71 million

--------------------------------------------------------------------------------
Number of Holdings:
75

--------------------------------------------------------------------------------
Fund Start Date:
December 29, 1993

--------------------------------------------------------------------------------
Your Fund Manager:
Francis X. Morris received a BA at Providence College and an MBA degree from Widener University. Prior to joining Delaware in 1997, he served as a securities analyst, portfolio manager, and director of equity research at PNC Asset Management. He has 18 years of investment management experience and was a past president of the Philadelphia Society of Financial Analysts.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   DDGAX
Class B   DEVOX
Class C   DECVX

Fund Performance
Average Annual Total Returns
Through April 30, 2002                    Lifetime      Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/93)
Excluding Sales Charge                     +7.84%         +0.28%         -14.42%
Including Sales Charge                     +7.08%         -0.90%         -19.37%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge                     +6.55%         -0.41%         -14.95%
Including Sales Charge                     +6.55%         -0.79%         -19.20%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                     +4.16%         -0.40%         -15.01%
Including Sales Charge                     +4.16%         -0.40%         -15.86%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for lifetime, five-year, and one-year periods ended April 30, 2002 for Delaware Devon Institutional Class were +8.18%, +0.60%, and -14.08%, respectively. Institutional Class shares were first made available on December 29, 1993 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Devon Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEIVX

Statement                                             Delaware Devon Fund
  of Net Assets                                       April 30, 2002 (Unaudited)


                                                      Number of        Market
                                                       Shares          Value
--------------------------------------------------------------------------------
Common Stock -- 99.76%
--------------------------------------------------------------------------------
Aerospace & Defense -- 0.51%
  Boeing                                                16,500      $   735,900
                                                                    -----------
                                                                        735,900
                                                                    -----------
Automobiles & Automotive Parts -- 1.20%
  General Motors                                        27,000        1,732,050
                                                                    -----------
                                                                      1,732,050
                                                                    -----------
Banking & Finance -- 14.41%
  Bank of America                                       32,245        2,337,118
  Bank of New York                                      80,900        2,960,131
  Citigroup                                             64,012        2,771,720
  Freddie Mac                                           37,800        2,470,230
  Goldman Sachs Group                                   17,800        1,401,750
  JP Morgan Chase                                       86,490        3,035,798
  Mellon Financial                                      55,400        2,091,904
  US Bancorp                                            81,500        1,931,550
  Wells Fargo                                           36,100        1,846,515
                                                                    -----------
                                                                     20,846,716
                                                                    -----------
Buildings & Materials -- 1.32%
  Fluor                                                 46,100        1,905,313
                                                                    -----------
                                                                      1,905,313
                                                                    -----------
Cable, Media & Publishing -- 1.03%
 +Viacom Class B                                        31,563        1,486,617
                                                                    -----------
                                                                      1,486,617
                                                                    -----------
Chemicals -- 3.35%
  Dow Chemical                                          36,900        1,173,420
  DuPont (E.I.) de Nemours                              40,700        1,811,150
  Ecolab                                                23,600        1,036,276
 *PPG Industries                                        15,900          831,729
                                                                    -----------
                                                                      4,852,575
                                                                    -----------
Computers & Technology -- 16.00%
 +AOL Time Warner                                      138,350        2,631,417
 +Cisco Systems                                        116,200        1,702,330
  Compaq Computer                                       71,000          720,650
 +Dell Computer                                         62,600        1,648,884
 +EMC                                                   73,900          675,446
  First Data                                            14,100        1,120,809
  International Business Machines                       36,000        3,015,360
 +Lexmark International Group A                         33,700        2,014,586
 +Micron Technology                                     70,800        1,677,960
 +Microsoft                                             75,400        3,940,404
 +Oracle                                               208,800        2,096,352
*+Teradyne                                              58,400        1,924,280
                                                                    -----------
                                                                     23,168,478
                                                                    -----------
Consumer Products -- 2.50%
  Kimberly-Clark                                        33,400        2,175,008
  Procter & Gamble                                      16,030        1,446,868
                                                                    -----------
                                                                      3,621,876
                                                                    -----------
Electronics & Electrical Equipment -- 8.59%
  Emerson Electric                                      22,900        1,222,631
  General Electric                                     166,814        5,262,982
  Intel                                                 92,100        2,634,981

                                                      Number of        Market
                                                       Shares          Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Electronics & Electrical Equipment (continued)
 +National Semiconductor                                49,100      $ 1,547,632
  Texas Instruments                                     56,800        1,756,824
                                                                    -----------
                                                                     12,425,050
                                                                    -----------
Energy -- 8.20%
  Baker Hughes                                          22,300          840,264
  ChevronTexaco                                         17,400        1,508,754
*+Cooper Cameron                                        18,300        1,003,572
  EOG Resources                                         39,300        1,672,215
  Exxon Mobil                                          101,200        4,065,204
  Ocean Energy                                          84,900        1,816,860
  Tidewater                                             21,900          952,650
                                                                    -----------
                                                                     11,859,519
                                                                    -----------
Food, Beverage & Tobacco -- 5.20%
  Anheuser Busch                                        43,200        2,289,600
  Coca Cola                                             24,800        1,376,648
  Kraft Foods - Class A                                 26,000        1,067,040
  Philip Morris                                         51,400        2,797,702
                                                                    -----------
                                                                      7,530,990
                                                                    -----------
Healthcare & Pharmaceuticals -- 14.92%
 +Amgen                                                 15,300          809,064
  Biomet                                                67,900        1,916,817
  Bristol-Myers Squibb                                  46,300        1,333,440
  HCA - The Healthcare Company                          39,400        1,882,926
  Medtronic                                             45,124        2,016,592
  Merck                                                 43,000        2,336,620
  Pfizer                                               126,025        4,581,008
  Pharmacia                                             58,400        2,407,832
 +Tenet Healthcare                                      20,000        1,467,400
  Wyeth                                                 50,000        2,850,000
                                                                    -----------
                                                                     21,601,699
                                                                    -----------
Industrial Machinery -- 0.57%
  Ingersoll-Rand - Class A                              16,500          824,175
                                                                    -----------
                                                                        824,175
                                                                    -----------
Insurance -- 4.20%
  American International Group                          40,937        2,829,565
  Chubb                                                 23,100        1,771,770
*+Travelers Property Casualty -A                        79,600        1,479,764
                                                                    -----------
                                                                      6,081,099
                                                                    -----------
Leisure, Lodging & Entertainment -- 1.64%
  Walt Disney                                          102,100        2,366,678
                                                                    -----------
                                                                      2,366,678
                                                                    -----------
Metals & Mining -- 1.15%
  Alcoa                                                 49,000        1,667,470
                                                                    -----------
                                                                      1,667,470
                                                                    -----------
Retail -- 6.59%
 +Federated Department Stores                           40,000        1,589,200
  Home Depot                                            60,700        2,814,659
  Lowes Companies                                       13,600          575,144

Statement                                                    Delaware Devon Fund
  of Net Assets (continued)

                                                      Number of        Market
                                                       Shares          Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Retail (continued)
  Target                                               45,600       $ 1,990,440
  Wal-Mart Stores                                      45,900         2,563,974
                                                                   ------------
                                                                      9,533,417
                                                                   ------------
Telecommunications -- 4.66%
  AT & T                                              143,000         1,876,160
 +Comcast - Special Class A                            71,700         1,917,975
  SBC Communications                                   59,192         1,838,504
  Verizon Communications                               27,600         1,107,036
                                                                   ------------
                                                                      6,739,675
                                                                   ------------
Transportation & Shipping -- 1.02%
  Southwest Airlines                                   80,900         1,473,189
                                                                   ------------
                                                                      1,473,189
                                                                   ------------
Utilities -- 2.70%
  Dominion Resources                                   47,500         3,154,950
  Duke Energy                                          19,600           751,268
                                                                   ------------
                                                                      3,906,218
                                                                    -----------
Total Common Stock (cost $153,788,268)                             $144,358,704
                                                                   ============

                                                    Principal         Market
                                                     Amount            Value
--------------------------------------------------------------------------------
Repurchase Agreements -- 0.09%
--------------------------------------------------------------------------------
 With BNP Paribas 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $12,000
   U.S. Treasury Notes 10.75% due
   5/15/03, market value $13,058
   and $12,000 U.S. Treasury Notes
   11.125% due 8/15/03,
   market value $12,778
   and $11,000 U.S. Treasury Notes
   11.875% due 11/15/03,
   market value $12,548
   and $2,000 U.S. Treasury Notes
   12.375% due 5/15/04,
   market value $2,515
   and $11,000 U.S. Treasury Notes
   6.50% due 10/15/06,
   market value $13,033)                            $52,800         $    52,800
 With JP Morgan Chase 1.80%
   5/1/02 (dated 4/30/02,
   collateralized by $30,000
   U.S. Treasury Notes 5.75% due
   11/30/02, market value $31,115)                   30,400              30,400
 With UBS Warburg 1.87%
   5/1/02 (dated 4/30/02,
   collateralized by $17,000
   U.S. Treasury Notes 5.375%
   6/30/03, market value $20,623
   and $18,000 U.S. Treasury Notes
   12.375% due 5/15/04,
   market value $19,914

                                                    Principal         Market
                                                     Amount            Value
--------------------------------------------------------------------------------
Repurchase Agreements (continued)
--------------------------------------------------------------------------------
   and $13,000 U.S. Treasury Notes
   7.25% due 8/15/04,
   market value $13,329)                            $52,800        $     52,800
                                                                   ------------
Total Repurchase Agreements
  (cost $136,000)                                                       136,000
                                                                   ------------
Total Market Value of Securities -- 99.85%
  (cost $153,924,268)                                               144,494,704
Receivables and Other Assets
  Net of Liabilities -- 0.15%                                           219,430
                                                                   ------------
Net Assets Applicable to 10,305,191
  Shares Outstanding -- 100.00%                                    $144,714,134
                                                                   ============

Net Asset Value -- Delaware Devon Fund Class A
  ($54,106,448/3,799,142 shares)                                         $14.24
                                                                         ------
Net Asset Value -- Delaware Devon Fund Class B
  ($67,834,788/4,889,262 shares)                                         $13.87
                                                                         ------
Net Asset Value -- Delaware Devon Fund Class C
  ($13,164,099/949,150 shares)                                           $13.87
                                                                         ------
Net Asset Value -- Delaware Devon Fund Institutional Class
  ($9,608,799/667,637 shares)                                            $14.39
                                                                         ------

Components of Net Assets at April 30, 2002
Shares of beneficial interest
  (unlimited authorization -- no par)                              $202,623,028
Accumulated net investment loss                                        (405,007)
Accumulated net realized loss on investments                        (48,074,323)
Net unrealized depreciation of investments                           (9,429,564)
                                                                   ------------
Total net assets                                                   $144,714,134
                                                                   ============

*Security is partially or fully on loan.

+Non-income producing security for the period ended April 30, 2002.

Net Asset Value and Offering Price per Share --
  Delaware Devon Fund
Net asset value Class A (A)                                              $14.24
Sales charge (5.75% of offering price, or 6.11% of
  amount invested per share) (B)                                           0.87
                                                                         ------
Offering price                                                           $15.11
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes


Statement                                                    Delaware Devon Fund
  of Operations                                              Six Months Ended April 30, 2002 (unaudited)

Investment Income:
  Dividends                                                        $1,074,379
  Interest                                                             11,762               $ 1,086,141
                                                                   ----------               -----------
Expenses:
  Management fees                                                     516,420
  Distribution expenses -- Class A                                     89,348
  Distribution expenses -- Class B                                    374,910
  Distribution expenses -- Class C                                     71,946
  Dividend disbursing and transfer agent fees and expenses            529,800
  Reports and statements to shareholders                               40,000
  Accounting and administration fees                                   34,109
  Registration fees                                                    13,000
  Professional fees                                                    10,700
  Trustees' fees                                                        4,400
  Custodian fees                                                        2,538
  Other                                                                14,917                 1,702,088
                                                                   ----------               -----------
  Less expenses absorbed or waived                                                             (209,056)
  Less expenses paid indirectly                                                                  (1,884)
                                                                                            -----------
  Total expenses                                                                              1,491,148
                                                                                            -----------

Net Investment Loss                                                                            (405,007)
                                                                                            -----------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                                           (1,755,293)
  Net change in unrealized appreciation/depreciation of investments                           6,050,320
                                                                                            -----------
Net Realized and Unrealized Gain on Investments                                               4,295,027
                                                                                            -----------

Net Increase in Net Assets Resulting from Operations                                        $ 3,890,020
                                                                                            ===========


See accompanying notes



Statements                                                                                 Delaware Devon Fund
  of Changes in Net Assets


                                                                              Six Months              Year
                                                                                Ended                Ended
                                                                               4/30/02              10/31/01
                                                                             (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment loss                                                         $   (405,007)        $   (998,406)
  Net realized loss on investments                                              (1,755,293)         (20,281,959)
  Net change in unrealized appreciation/depreciation of investments              6,050,320          (21,399,049)
                                                                              ------------         ------------
  Net increase (decrease) in net assets resulting from operations                3,890,020          (42,679,414)
                                                                              ------------         ------------

Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                        2,797,704           10,137,899
  Class B                                                                        2,361,330            6,482,322
  Class C                                                                        1,176,166            2,897,052
  Institutional Class                                                              776,414            2,374,459

Net assets from merger(1):
  Class A                                                                               --           23,623,953
  Class B                                                                               --           37,165,325
  Class C                                                                               --            5,600,388
  Institutional Class                                                                   --               51,063
                                                                              ------------         ------------
                                                                                 7,111,614           88,332,460
                                                                              ------------         ------------
Cost of shares repurchased:
  Class A                                                                       (9,407,983)
  Class B                                                                      (10,782,020)         (20,630,305)
  Class C                                                                       (2,417,354)          (4,644,073)
  Institutional Class                                                             (939,260)          (3,866,043)
                                                                              ------------         ------------
                                                                               (23,546,617)         (55,545,908)
                                                                              ------------         ------------
Increase (Decrease) in Net Assets Derived from Capital Share Transactions      (16,435,003)          32,786,552
                                                                              ------------         ------------

Net Decrease in Net Assets                                                     (12,544,983)          (9,892,862)

Net Assets:
  Beginning of period                                                          157,259,117          167,151,979
                                                                              ------------         ------------
End of period                                                                 $144,714,134         $157,259,117
                                                                              ============         ============


(1)See footnote 5.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Devon Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                            Ended                              Year Ended
                                                           4/30/02      10/31/01    10/31/00    10/31/99     10/31/98     10/31/97
                                                        (Unaudited)(1)
Net asset value, beginning of period                        $13.940      $18.340     $19.750      $20.090      $17.860      $14.610

Income (loss) from investment operations:
Net investment income (loss)(2)                              (0.010)      (0.059)     (0.088)       0.047        0.121        0.182
Net realized and unrealized gain (loss) on investments        0.310       (4.341)     (1.322)      (0.114)       3.249        4.243
                                                            -------      -------     -------      -------      -------      -------
Total from investment operations                              0.300       (4.400)     (1.410)      (0.067)       3.370        4.425
                                                            -------      -------     -------      -------      -------      -------
Less dividends and distributions from:
Investment income                                                --           --          --       (0.032)      (0.110)      (0.210)
Net realized gain on investments                                 --           --          --       (0.190)      (1.030)      (0.965)
Return of capital                                                --           --          --       (0.051)          --           --
                                                            -------      -------     -------      -------      -------      -------
Total dividends and distributions                                --           --          --       (0.273)      (1.140)      (1.175)
                                                            -------      -------     -------      -------      -------      -------

Net asset value, end of period                              $14.240      $13.940     $18.340      $19.750      $20.090      $17.860
                                                            =======      =======     =======      =======      =======      =======

Total return(3)                                               2.15%      (23.99%)     (7.14%)      (0.42%)      19.60%       32.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $54,106      $59,124     $68,243     $137,034     $120,506      $49,262
Ratio of expenses to average net assets                       1.50%        1.72%       1.83%        1.37%        1.30%        1.25%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly     1.76%        1.72%       1.83%        1.45%        1.40%        1.42%
Ratio of net investment income (loss) to average net assets  (0.14%)      (0.37%)     (0.46%)       0.22%        0.64%        1.14%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly    (0.40%)      (0.37%)     (0.46%)       0.14%        0.54%        0.97%
Portfolio turnover                                              62%         122%        123%          82%          39%          64%


(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Devon Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                            Ended                              Year Ended
                                                           4/30/02      10/31/01    10/31/00    10/31/99     10/31/98     10/31/97
                                                        (Unaudited)(1)
Net asset value, beginning of period                        $13.630      $18.050     $19.580      $19.980      $17.800      $14.540

Income (loss) from investment operations:
Net investment income (loss)(2)                              (0.060)      (0.167)     (0.218)      (0.099)      (0.003)       0.081
Net realized and unrealized gain (loss) on investments        0.300       (4.253)     (1.312)      (0.111)       3.223        4.219
                                                            -------      -------     -------      -------      -------      -------
Total from investment operations                              0.240       (4.420)     (1.530)      (0.210)       3.220        4.300
                                                            -------      -------     -------      -------      -------      -------
Less dividends and distributions from:
Net investment income                                            --           --          --           --       (0.010)      (0.075)
Net realized gain on investments                                 --           --          --       (0.190)      (1.030)      (0.965)
                                                            -------      -------     -------      -------      -------      -------
Total dividends and distributions                                --           --          --       (0.190)      (1.040)      (1.040)
                                                            -------      -------     -------      -------      -------      -------

Net asset value, end of period                              $13.870      $13.630     $18.050      $19.580      $19.980      $17.800
                                                            =======      =======     =======      =======      =======      =======

Total return(3)                                               1.83%      (24.49%)     (7.81%)      (1.12%)      18.76%       31.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $67,835      $74,488     $70,920     $131,901      $82,927      $28,757
Ratio of expenses to average net assets                       2.20%        2.42%       2.53%        2.07%        2.00%        1.95%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly     2.46%        2.42%       2.53%        2.15%        2.10%        2.12%
Ratio of net investment income (loss) to average net assets  (0.84%)      (1.07%)     (1.16%)      (0.48%)      (0.06%)       0.44%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly    (1.10%)      (1.07%)     (1.16%)      (0.56%)      (0.16%)       0.27%
Portfolio turnover                                              62%         122%        123%          82%          39%          64%


(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Devon Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                            Ended                              Year Ended
                                                           4/30/02      10/31/01    10/31/00    10/31/99     10/31/98     10/31/97
                                                        (Unaudited)(1)
Net asset value, beginning of period                        $13.620      $18.030     $19.560      $19.960      $17.790      $14.530

Income (loss) from investment operations:
Net investment income (loss)(2)                              (0.060)      (0.168)     (0.218)      (0.099)       0.002        0.071
Net realized and unrealized gain (loss) on investments        0.310       (4.242)     (1.312)      (0.111)       3.208        4.229
                                                            -------      -------     -------      -------      -------      -------
Total from investment operations                              0.250       (4.410)     (1.530)      (0.210)       3.210        4.300
                                                            -------      -------     -------      -------      -------      -------
Less dividends and distributions from:
Net investment income                                                                                           (0.010)      (0.075)
Net realized gain on investments                                 --           --          --       (0.190)      (1.030)      (0.965)
                                                            -------      -------     -------      -------      -------      -------
Total dividends and distributions                                --           --          --       (0.190)      (1.040)      (1.040)
                                                            -------      -------     -------      -------      -------      -------

Net asset value, end of period                              $13.870      $13.620     $18.030      $19.560      $19.960      $17.790
                                                            =======      =======     =======      =======      =======      =======

Total return(3)                                               1.83%      (24.50%)     (7.77%)      (1.12%)      18.71%       31.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $13,164      $14,101     $14,005      $31,476      $20,141      $ 5,876
Ratio of expenses to average net assets                       2.20%        2.42%       2.53%        2.07%        2.00%        1.95%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly     2.46%        2.42%       2.53%        2.15%        2.10%        2.12%
Ratio of net investment income (loss) to average net assets  (0.84%)       (1.07)     (1.16%)      (0.48%)      (0.06%)       0.44%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly    (1.10%)       (1.07)     (1.16%)      (0.56%)      (0.16%)       0.27%
Portfolio turnover                                              62%         122%        123%          82%          39%          64%



(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

See accompanying notes.

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Devon Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                            Ended                              Year Ended
                                                           4/30/02      10/31/01    10/31/00    10/31/99     10/31/98     10/31/97
                                                        (Unaudited)(1)
Net asset value, beginning of period                        $14.070      $18.450     $19.810      $20.140      $17.930      $14.670

Income (loss) from investment operations:
Net investment income (loss)(2)                               0.012       (0.011)     (0.031)       0.109        0.134        0.211
Net realized and unrealized gain (loss) on investments        0.308       (4.369)     (1.329)      (0.109)       3.281        4.284
                                                            -------      -------     -------      -------      -------      -------
Total from investment operations                              0.320       (4.380)     (1.360)       0.000        3.415        4.495
                                                            -------      -------     -------      -------      -------      -------

Less dividends and distributions from:
Net investment income                                            --           --          --       (0.057)      (0.175)      (0.270)
Net realized gain on investments                                 --           --          --       (0.190)      (1.030)      (0.965)
Return of capital                                                --           --          --       (0.083)          --           --
                                                            -------      -------     -------      -------      -------      -------
Total dividends and distributions                                --           --          --       (0.330)      (1.205)      (1.235)
                                                            -------      -------     -------      -------      -------      -------

Net asset value, end of period                              $14.390      $14.070     $18.450      $19.810      $20.140      $17.930
                                                            =======      =======     =======      =======      =======      =======

Total return(3)                                               2.35%      (23.74%)     (6.86%)      (0.09%)      19.89%       32.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $ 9,609      $ 9,546     $13,985      $21,815      $10,482      $ 5,749
Ratio of expenses to average net assets                       1.20%        1.42%       1.53%        1.07%        1.00%        0.95%
Ratio of expenses to average net assets
 prior to expense limitation                                  1.46%        1.42%       1.53%        1.15%        1.10%        1.12%
Ratio of net investment income (loss) to average net assets   0.16%       (0.07%)     (0.16%)       0.52%        0.94%        1.44%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation                                 (0.10%)      (0.07%)     (0.16%)       0.44%        0.84%        1.27%
Portfolio turnover                                              62%         122%        123%          82%          39%          64%


(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

See accompanying notes

Notes                                                 Delaware Devon Fund
  to Financial Statements                             April 30, 2002 (unaudited)


Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: the Delaware Balanced Fund and the Delaware Devon Fund. These financial statements and the related notes pertain to the Delaware Devon Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,829 for the period ended April 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended April 30, 2002 were approximately $56. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through October 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the daily net assets of the Class A shares and 1.00% of the average daily net assets of Class B and C shares. No distribution expenses are paid by Institutional Class shares.

Notes
  to Financial Statements (continued)                        Delaware Devon Fund


At April 30, 2002, the Fund had liabilities payable to affiliates as follows:

  Investment management fees payable to DMC                       $ 80,712
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC                    77,505
  Other expenses payable to DMC and affiliates                     100,402

For the period ended April 30, 2002, DDLP earned $7,711 for commissions on sales of the Funds Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended April 30, 2002, the Fund made purchases of $47,891,835 and sales of $63,158,941 of investment securities other than U.S. government securities and short-term investments.

At April 30, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At April 30, 2002, the cost of investments was $153,924,268. At April 30, 2002, the net unrealized depreciation was $9,429,564, of which $8,770,274 related to unrealized appreciation of investments and $18,199,838 related to and unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of $41,293,540, of which may be carried forward and applied against future capital gains. Such capital loss carry forwards expires in as follows:

  $4,718,062 in 2006

  $2,189,111 in 2007

  $17,296,777 in 2008

  $17,089,590 in 2009

The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the various fund mergers with the Devon Fund.

4. Capital Shares
Transactions in capital shares were as follows:

                                                   Six Months        Year
                                                      Ended          Ended
                                                     4/30/02        10/31/01
Shares sold:
  Class A                                            199,359         640,740
  Class B                                            166,434         404,037
  Class C                                             82,742         189,177
  Institutional Class                                 51,267         146,348

Shares sold from merger(1)
  Class A                                                 --       1,515,984
  Class B                                                 --       2,436,715
  Class C                                                 --         367,343
  Institutional Class                                     --           3,250
                                                  ----------      ----------
                                                     499,802       5,703,594
                                                  ----------      ----------
Shares repurchased:
  A Class                                           (641,115)     (1,637,742)
  B Class                                           (742,699)     (1,303,594)
  C Class                                           (168,610)       (298,050)
  Institutional Class                                (62,185)       (229,195)
                                                  ----------      ----------
                                                  (1,614,609)     (3,468,581)
                                                  ----------      ----------
Net Increase (decrease)                           (1,114,807)      2,235,013
                                                  ==========      ==========

(1) See footnote 5

5. Fund Merger
Effective August 24, 2001, the Delaware Devon Fund acquired all of the assets and assumed all of the liabilities of the Delaware Blue Chip Fund and Delaware Tax Efficient Equity Fund, each an open-end investment company, pursuant to separate Plans of Reorganization (the Reorganizations). The shareholders of the Delaware Blue Chip Fund and Delaware Tax Efficient Equity Fund received shares of the respective class of Delaware Devon Fund equal to the aggregate net asset value of their shares prior to the Reorganizations based on the net asset value per share of the respective classes of Delaware Devon Fund.

Notes                                                        Delaware Devon Fund
  to Financial Statements (continued)


The Reorganizations were treated as a non-taxable event and accordingly the Delaware Devon Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation (depreciation) and accumulated realized loss of the Delaware Blue Chip and Delaware Tax efficient Equity as of August 24, 2001 were as follows:

                                       Net
                                    Unrealized     Accumulated
                         Net       Appreciation     Realized        Shares
                        Assets    (Depreciation)      Loss         Acquired
                        ------    --------------  ------------     --------
Delaware
  Blue Chip
  Fund                $36,759,333     $197,229     $(7,547,692)     2,258,620
Delaware
  Tax Efficient
  Equity Fund          29,681,396     (969,479)     (8,278,734)     1,697,329
                      -----------    ---------    ------------     ----------
                      $66,440,729    $(772,250)   $(15,826,426)     3,955,949
                      -----------    ---------    ------------     ----------

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the Participants), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2002, or at any time during the period.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at April 30, 2002 was $2,764,165 and $2,858,200, respectively.

Delaware
Investments(SM)
---------------------------------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Delaware Devon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Devon Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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
Board of Trustees                                Affiliated Officers                            Contact Information

Charles E. Haldeman, Jr.                         William E. Dodge                               Investment Manager
Chairman                                         Executive Vice President and                   Delaware Management Company
Delaware Investments Family of Funds             Chief Investment Officer, Equity               Philadelphia, PA
Philadelphia, PA                                 Delaware Investments Family of Funds
                                                 Philadelphia, PA                               International Affiliate
Walter P. Babich                                                                                Delaware International Advisers Ltd.
Board Chairman                                   Jude T. Driscoll                               London, England
Citadel Constructors, Inc.                       Executive Vice President and
King of Prussia, PA                              Head of Fixed Income                           National Distributor
                                                 Delaware Investments Family of Funds           Delaware Distributors, L.P.
David K. Downes                                  Philadelphia, PA                               Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds             Richard J. Flannery                            Shareholder Servicing, Dividend
Philadelphia, PA                                 President and Chief Executive Officer          Disbursing and Transfer Agent
                                                 Delaware Distributors, L.P.                    Delaware Service Company, Inc.
John H. Durham                                   Philadelphia, PA                               2005 Market Street
Private Investor                                                                                Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                                For Shareholders
John A. Fry                                                                                     800 523-1918
Executive Vice President
University of Pennsylvania                                                                      For Securities Dealers and
Philadelphia, PA                                                                                Financial Institutions
                                                                                                Representatives Only
Anthony D. Knerr                                                                                800 362-7500
Consultant
Anthony Knerr & Associates                                                                      Web site
New York, NY                                                                                    www.delawareinvestments.com

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(6088)                                                                                                   Printed in the USA
SA-039 [4/02] IVES 6/02                                                                                               J8212

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